U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: February 10, 1999

                           BLIMPIE INTERNATIONAL, INC.
               (Exact name of issuer as specified in its charter)

          New Jersey                     0-21036               13-2908793
(State or Other Jurisdiction of      (Commission File         (IRS Employer
 Incorporation or Organization)           Number)           Identification No.)

                        740 Broadway, New York, NY 10003
              (Address and Zip Code of Principal Executive Offices)

                                 (212) 673-5900
                         (Registrant's Telephone Number)

      Item 5. Other Events

On February 3, 1999, Registrant acquired all of the rights, titles and interests of Anthony P. Conza and David L. Siegel, the Chairman and Chief Executive Officer, and the Vice Chairman and Chief Operating Officer, respectively, of Registrant, in and with respect to:

(i) all of the following trademarks (collectively referred to herein as the "Domestic USA Trademarks") which have been registered with the United States Patent and Trademark Principal Register:

"BLIMPIE"                       No. 1,256,296      registered November 1, 1983
"BLIMPIE BEST"                  No. 2,011,843      registered October 29, 1996
"BLIMPIE SUBS & SALADS          No. 2,007,989      registered October 15, 1996
     and Design"
"BLIMPIE SUBS & SALADS          No. 2,120,796      registered December 16,1997
      and Design"
"IT'S A BEAUTIFUL THING"        No. 2,070,269      registered June 10, 1997

(ii) a certain agreement dated August 1, 1976 executed by Mr. Conza, Mr. Siegel and Peter De Carlo regulating the use of the Domestic USA Trademarks including all amendments thereto and

(iii) a 99-year License Agreement dated April 1977 executed by Messrs. Conza and Siegel, as assignors, and by the Registrant, as assignee.

Accordingly, Registrant is now the owner of an undivided 60% interest in and with respect to each of the Domestic USA Trademarks, and Metropolitan Blimpie, Inc ("MBI") is the owner of the remaining 40% interest in such trademarks. Neither Mr. DeCarlo, nor MBI, a corporation with which he is affiliated, is affiliated or associated with Registrant.

Registrant is also the owner of an undivided 60% interest in and with respect to the trademarks described above for use in the territory consisting of the world except the continental U.S.A., pursuant to the terms of an agreement dated the 18th day of February, 1997 which it executed with Messrs. Conza and Siegel (the "1997 Agreement"). Pursuant to the 1997 Agreement, Messrs. Conza and Siegel were entitled to receive certain contingent compensation in annual payments aggregating $7,500,000 (the "Contingent Compensation Annual Fees"). Subject to the satisfaction of certain conditions, the 1997 Agreement granted to each of Messrs. Conza and Siegel certain options entitling them, upon exercise thereof, to receive, in lieu of such Contingent Compensation Annual Fees, certain fixed lump sum payments aggregating $2 million payable to Mr. Conza and $1 million payable to Mr. Siegel. Such options were exercisable by each of Messrs. Conza and Siegel commencing in the year 2002.

In order to obtain certainty as to the ultimate amount of its Contingent Compensation Annual Fees payment obligation under the 1997Agreement, and in


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

consideration for the transfer of the above-mentioned intellectual property and contractual rights pertaining to the Domestic USA Trademarks, Registrant has entered into an amendment of the 1997 Agreement with Messrs. Conza and Siegel dated as of February 3, 1999. Pursuant to such amendment, the terms of such options were modified to permit Messrs. Conza and Siegel to exercise them on or before February 15, 1999. Each of Messrs. Conza and Siegel exercised such options and received the above-mentioned lump sum payments due in connection therewith.

      Item 7. Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a)   Financial Statements -- none

      (b)   Pro forma financial information -- none

      (c)   Exhibits

Number      Description
------      -----------

10.44 Amendment dated as of the 3d day of February 1999 to the Agreement made as of the 18th day of February, 1997 by and among Anthony P. Conza, David L. Siegel and Blimpie International, Inc.

                                    Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       BLIMPIE International, Inc.


Dated: February 10, 1999               By: /s/ Anthony P. Conza
                                           -----------------------------------
                                           Anthony P. Conza, Chief (Principal)
                                           Executive Officer


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